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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 9, 2004

INTERACTIVECORP
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-20570 (Commission File Number)	59-2712887 (IRS Employer Identification No.)

152 West 57th Street, New York, NY (Address of principal executive offices)		10019 (Zip Code)

        Registrant's telephone number, including area code:
 (212) 314-7300

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On February 9, 2004, the Registrant issued a press release announcing its results for the quarter and year ended December 31, 2003. The full text of this press release, appearing in Exhibit 99.1 hereto, is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERACTIVECORP

By:	/s/ GREGORY R. BLATT
Name: Gregory R. Blatt Title: Senior Vice President and General Counsel

Date: February 9, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of InterActiveCorp dated February 9, 2004.

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SIGNATURES
EXHIBIT INDEX